Brumadinho dam failure	6 Months Ended
Jun. 30, 2021
Brumadinho dam failure
Brumadinho dam failure

20. Brumadinho dam failure

On January 25, 2019, a tailings dam (“Dam I”) failed at the Córrego do Feijão mine, in the city of Brumadinho, state of Minas Gerais. The failure released a flow of tailings debris, destroying some of Vale’s facilities, affecting local communities and disturbing the environment. The tailings released have caused an impact of around 315 km in extension, reaching the nearby Paraopeba River. The dam failure in Brumadinho (“event”) resulted in 270 fatalities, including 10 victims still missing, and caused extensive property and environmental damage in the region.

As a result of the dam failure, the Company has recognized provisions to meet its assumed obligations, individual indemnification to those affected by the event, remediation of the affected areas and compensation to the society. The Company also recognized a provision for de-characterization of the dams. Below are the changes in during the current period:

		Impact on the
	December 31,	income	Present value		Translation
	2020	statement	adjustment	Disbursements (ii)	adjustment	June 30, 2021
Global Settlement for Brumadinho	3,989	—	(83)	(26)	141	4,021
Provision for individual indemnification and other commitments	586	—	(6)	(123)	13	470
Liabilities related to Brumadinho	4,575	—	(89)	(149)	154	4,491

De-characterization of dams	2,289	—	(43)	(163)	72	2,155
Incurred expenses (i)	—	300	—	(300)	—	—
	6,864	300	(132)	(612)	226	6,646

(i) The Company has incurred expenses, which have been recognized straight to the income statement, in relation to communication services, accommodation and humanitarian assistance, equipment, legal services, water, food aid, taxes, among others. For the three and six-month periods ended June 30, of 2021, the Company incurred expenses in the amount of US$185 and US$300, respectively (US$109 and US$268 for the three and six-month periods ended June 30, 2020).

(ii) Disbursement is presented net of the judicial deposits utilization.

a) Global Settlement for Brumadinho

On February 4, 2021, the Company entered into a Judicial Settlement for Integral Reparation (“Global Settlement”), which was under negotiations since 2019, with the State of Minas Gerais, the Public Defender of the State of Minas Gerais and the Federal and the State of Minas Gerais Public Prosecutors Offices, to repair the environmental and social damage resulting from the Dam I rupture. The Global

Settlement was ratified by the Minas Gerais State Court on February 4, 2021 and the res judicata was drawn up on April 7, 2021.

With the Global Settlement, the requests contained in public civil actions regarding the socio-environmental and socioeconomic collective damages caused by the dam rupture were substantially resolved and the parameters for the reparation and compensation of said damages were established. As a result, the Company recorded an additional provision as at December 31, 2020.

The provision is discounted at presented value using an observable rate that reflects the current market assessments of the time value of money and the risks specific to the liability at the reporting date. During the current year, the discount rate applied on the provisions for the Global Settlement, individual indemnification and other commitments, has increased from 2.0% at December 31, 2020 to 3.7% at June 30, 2021.

Based on the present value of the projected cash outflows, the provision related to Global Settlement is detailed as follows:

	June 30, 2021	December 31, 2020
Cash settlement obligation, net of judicial deposits	2,380	2,343
Provision for socio-economic reparation and others	853	860
Provision for social and environmental reparation	788	786
	4,021	3,989

	June 30, 2021	December 31, 2020
Current liabilities	1,956	1,561
Non-current liabilities	2,065	2,428
Liabilities	4,021	3,989

(a.i) Cash settlement obligation

The cash settlement obligation relates to the socio-economic reparation and socio-environmental compensation projects that will be carried out or managed directly by the State of Minas Gerais and Institutions of Justice, mainly aiming to develop the urban mobility program and strengthening public service programs, as well as other projects that will be proposed by the affected population. In addition, resources will be used in a program of income transfer to those affected by the event, which will be carried out by Institutions of Justice. Of the total amount, US$880 (R$4,400 million) relates to the income transfer program that will be fully paid in 2021. The remaining amount of US$1,500 (R$7,505 million) is the present value of the semiannual fixed payments obligation, which will last 5 years on average.

(a.ii) Provision for socio-economic reparation and others

The Global Settlement includes remediation projects for Brumadinho and other affected municipalities of the Paraopeba basin. The socioeconomic reparation actions aims to strengthen the productive activities of the affected region, through measures for greater economic diversification of the municipality of Brumadinho, reducing its historical dependence on mining, and, for the rest of the Basin, finding ways to support the transformation of the economy of the impacted municipalities. These projects will be carried out directly by the Company for an average period of 3 years.

The estimated amounts for the project execution, although set in the agreement, may vary since the implementation of those projects are Vale's responsibility and changes against the original budget may result in changes in provision in future reporting periods.

(a.iii) Provision for social and environmental reparation

The Global Settlement establishes the rule for the development of the environmental reparation plan, and projects for the compensation of environmental damage already known. These measures aim to repair the damage caused, restore the ecosystems disruption, restore local infrastructure, repair social and economic losses, recover affected areas and repair the loss of memory and cultural heritage caused by the dam rupture. It also includes several actions to clean up the affected areas and improvements to the water catchment system along the Paraopeba River and other water collection points near the affected area. These measures and compensation projects will be carried out directly by the Company for an average period of 5 years.

The estimated amount to carry out the environmental recovery actions is part of the Global Settlement. However, it has no cap due to the Company's legal obligation to fully repair the environmental damage caused by the dam rupture. Therefore, this provision may change in the future depending on several factors that are not under the control of the Company.

b) Provision for individual indemnification and other commitments

For the individual indemnification, Vale and the Public Defendants of the State of Minas Gerais formalized an agreement on April 5, 2019, under which those affected by the Brumadinho’s Dam failure may join an individual or family group out-of-Court settlement agreements for the indemnification of material, economic and moral damages. This agreement establishes the basis for a wide range of indemnification payments, which were defined according to the best practices and case law of Brazilian Courts, following rules and principles of the United Nations (“UN”). As at June 30, 2021, the provision recorded is US$158 (US$179 as at December 31, 2020).

In addition to the Global Settlement, the Company has been working to ensure geotechnical safety of the remaining structures at the Córrego do Feijão mine, in Brumadinho, and the removal and proper disposal of the tailings of Dam I. As at June 30, 2021, the provision recorded is US$252 (US$267 as at December 31, 2020).

In addition, the Company was notified of the imposition of administrative fines by the Brazilian Institute of the Environment and Renewable Natural Resources (“IBAMA”), in the amount of US$50 (R$250 million). The Company signed an agreement with IBAMA, of which US$30 (R$150 million) will be used in environmental projects in 7 parks in the state of Minas Gerais, covering an area of approximately 794 thousand hectares, and US$20 (R$100 million) will be used in basic sanitation programs in the state of Minas Gerais.

c) De-characterization of other dams in Brazil

Following the Brumadinho Dam rupture, the Company has decided to speed up the plan to “de-characterize” its tailings dams built under the upstream method (same method as Brumadinho’s dam), certain “centerline structures” and dikes, located in Brazil. The observable rate applied to the provision for the de-characterization of dams, increased from 3.5% at December 31, 2020 to 4.4% at June 30, 2021. The Company has a total provision to comply with these assumed obligations in the amount of US$2,155 at June 30, 2021 (US$2,289 as at December 31, 2020).

(c.i) Operation stoppages

The Company has suspended some operations due to judicial decisions or technical analysis performed by Vale on its upstream dam structures. The Company has been recording losses in relation to the operational stoppage and idle capacity of the ferrous mineral segment in the amounts of US$80 and US$193 for the three and six-months periods ended June 30, 2021 (US$104 and US$267 for the three and six-months periods ended June 30, 2020), respectively. The Company is working on legal and technical measures to resume all operations at full capacity.

d) Contingencies and other legal matters

(d.i) Requests for fines or forfeit of assets

On August 26, 2020, the Public Prosecutor's Office of Minas Gerais (“MPMG”) and other plaintiffs of the Public Civil Actions presented a request for ruling condemning Vale to indemnify alleged economic losses of the State of Minas Gerais and collective moral damages, both claims already considered in said Public Civil Actions filed against Vale in January 2019 as a result of the Brumadinho dam rupture. In that submission, the plaintiffs also requested the immediate freezing of US$5.1 billion (R$26.7 billion) from the Company as a guarantee for the reimbursement of the alleged economic losses, which was dismissed by the judge of the 2nd Lower Court of Public Treasury of Belo Horizonte on October 6, 2020. This claim was extinguished with the Global Settlement.

In other proceeding, in May 2020, the MPMG requested the imposition of fines or forfeit of assets, rights and amounts of the Company, allegedly based on Article 5, item V of Brazilian Law 12.846/2013. According to the MPMG, Vale would have, through its employee’s actions, hindered the inspection activities of public agencies in the complex. Vale was not required to present any guarantees of US$1.4 billion (R$7.9 billion) based on a judicial decision. The Company believes that the likelihood of loss is remote.

In January 2021, the Comptroller General of the State of Minas Gerais (“CGE”) notified Vale to present it defense against the Administrative Liability Proceeding (“PAR”) initiated based on the same article. Vale presented its defense in March 2021, and filed a writ of mandamus in the face of the establishment of this PAR, which had the injunction granted to suspend the proceeding of the PAR.

In October 2020, the Company was informed that the Brazilian Office of the Comptroller General (“CGU”) initiated an administrative proceeding based on the same allegations made by the MPMG. As this is a discretionary procedure from the CGU, the Company estimates its likelihood of a loss during the administrative phase as possible, but it reaffirms its assessment of loss as remote in the annulment lawsuit to be instituted against any decision by CGU, if necessary.

(d.ii) U.S. Securities putative class action suit

Vale is defending itself in a putative class action brought before a Federal Court in New York and filed by holders of securities - American Depositary Receipts ("ADRs") - issued by Vale. The Lead Plaintiff alleges that we made false and misleading statements or omitted to make disclosures concerning the risks of the operations of Dam I in the Córrego de Feijão mine and the adequacy of the related programs and procedures.

Following the decision of the Court, in May 2020, that denied the Motion to Dismiss presented by the Company, the Discovery phase has started and the fact Discovery was expected to be concluded by June 2021. However, due to the pandemic, the fact Discovery term has been extended to be concluded by March 2022, the fact Discovery is currently ongoing. In parallel, in February 2021 the Plaintiff filed a motion for class certification, which we opposed on April, 2021. On June, 2021 a Reply was filed by the Plaintiff and rebuttal expert reports were filed by the parties. A decision by the Court on the motion for class certification is expected to be issued in the upcoming weeks.

Based on the evaluation of the Company's legal counsel and given the very preliminary stage, the expectation of loss of this process is classified as possible. However, considering the initial stage of this putative class action, it is not possible at this time to reliably estimate the amount of a potential loss.

(d.iii) Arbitration proceedings in Brazil filed by shareholders and a class association

In Brazil, Vale is a defendant in (i) one arbitration filed by 166 minority shareholders, (ii) one arbitration filed by a class association allegedly representing all Vale’s minority shareholders, and (iii) one arbitration filed by foreign investment funds.

In the three proceedings, the Claimants argue Vale would be aware of the risks associated with the dam, and failed to disclose it to the shareholders, which would be required under the Brazilian applicable laws and the rules of Comissão de Valores Mobiliários (Securities and Exchange Commission of Brazil). Based on such argument, they claim compensation for losses caused by the decrease of the value of the shares.

Based on the evaluation of the Company's legal counsel and given the very preliminary stage, the expectation of loss of these proceedings is classified as possible.

Specifically, in the proceeding filed by foreign funds, the Claimants estimated the amount of the alleged losses at approximately US$346 (R$1,800 million). However, the Company disagrees with the estimated losses alleged by the foreign funds and believes that the likelihood of loss is remote based on the current status of the proceeding.

(d.iv) Investigations by the CVM and the Securities and Exchange Commission (“SEC”)

The Company is cooperating with the CVM and the SEC by providing documents and other information related to the Dam I rupture in connection with ongoing investigations by both agencies. These investigations relate to Vale's disclosure of relevant information to shareholders, investors and the market in general, especially regarding the conditions and management of Vale's dams.  The CVM and SEC investigations may result in the application of fines and administrative penalties either through negotiated resolutions or court proceedings.

(d.v) Criminal proceedings and investigations

In January 2020, the MPMG brought criminal charges against 16 individuals (including former executive officers of Vale and former employees) for a number of potential crimes, including homicide, and against Vale S.A. for alleged environmental crimes.  These charges were accepted by the state criminal judge in the city of Brumadinho on February 14, 2020, and a criminal proceeding against these individuals and Vale is ongoing. Vale intends to vigorously defend itself against the criminal claims, and the Company cannot estimate when a decision on this criminal proceeding will be issued. The criminal action is currently suspended while the MPMG organizes the relevant documents to enable defendants to defend themselves properly.

(d.vi) Labor Collective Civil Action

In 2021, public civil actions were filed by a labor union in the Labor Court of Betim in the Brazilian State of Minas Gerais, claiming the indemnification payment for death damage to each direct and outsourced employee who has died due to the Dam I rupture. They are claiming to represent 246 workers and have requested indemnification payments ranging between US$300 thousand (R$1.5 million) and US$600 thousand (R$3 million) to each fatal victim. There has been an initial decision condemning Vale to pay US$200 thousand (R$1 million) per each direct employees (131 fatal victims). Vale is defending itself against these actions and believes that, despite the lack of provision in the Brazilian legal framework, the likelihood of loss is deemed possible.

e) Insurance and financial guarantees

(e.i) Insurance

The Company is negotiating with insurers the payment of indemnification under its operational risk and civil liability. However, these negotiations are still at a preliminary stage, therefore any payment of insurance proceeds will depend on the coverage definitions under these policies and assessment of the amount of loss. Due to uncertainties, no indemnification to the Company was recognized in these interim financial statements.

(e.ii) Financial guarantees

In April 2021, the financial guarantees related to the Brumadinho event were released, due the Global Settlement. As at December 31, 2020, the Company had financial guarantees in the amount of US$1,124.